Exhibit 99.1

FOR THE PERIOD BEGINNING 8/1/2007 AND ENDING 8/31/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                             (Debtor-in-Possession)

                           CONSOLIDATED BALANCE SHEETS
                              AS OF AUGUST 26,2007
                                   (UNAUDITED)

                                     ASSETS

                                                                 August 26, 2007
                                                                 ---------------
 CURRENT ASSETS:
      Cash and Cash Equivalents                               $         563,484
      Accounts Receivable                                               375,201
      Prepaid Expenses                                                2,112,760
      Other Current Assets                                              168,427
      Assets of Discontinued Operations                                     435
                                                                 ---------------
           TOTAL CURRENT ASSETS                                       3,220,307
                                                                 ---------------


 VESSELS & EQUIPMENT
      Vessel - Palm Beach Princess - under Capital Lease             17,500,000
      Equipment                                                       4,012,537
      Leasehold Improvements                                            921,899
      Vessel - Big Easy - under Capital Lease - Not in Service       20,305,348
      Vessel  - Royal Star - Not Placed in Service                    3,054,735
                                                                 ---------------
                                                                     45,794,519
      LESS: Accumulated Depreciation and Amortization                 7,898,109
                                                                 ---------------
           TOTAL VESSELS & EQUIPMENT - NET                           37,896,410
                                                                 ---------------


 OTHER ASSETS:
      Notes Receivable                                                5,300,000
      Vessel Deposits - Related Parties                               9,733,136
      Deposits and Other Assets - Related Parties                     3,028,438
      Deposits and Other Assets - Non-Related Parties                   943,800
      Spare Parts Inventory                                             991,139
                                                                 ---------------
           TOTAL OTHER ASSETS                                        19,996,513
                                                                 ---------------


 TOTAL ASSETS                                                 $      61,113,230
                                                                 ===============

Unaudited Internally Generated Report Subject To Amending Adjustments

FOR THE PERIOD BEGINNING 8/1/2007 AND ENDING 8/31/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                             (Debtor-in-Possession)

                           CONSOLIDATED BALANCE SHEETS
                              AS OF AUGUST 26,2007
                                   (UNAUDITED)

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                 August 26, 2007
                                                                 ---------------
 CURRENT LIABILITIES:
      Accounts Payable                                        $       2,089,332
      Accrued Expenses                                                3,221,954
      Liabilities of Discontinued Operations                            420,200
                                                                 ---------------
           TOTAL CURRENT LIABILITIES                                  5,731,486
                                                                 ---------------

 LIABILITIES SUBJECT TO COMPROMISE:                                  62,986,569
                                                                 ---------------

                                                                 ---------------
           TOTAL LIABILITIES                                         68,718,055
                                                                 ---------------

 DEFERRED INCOME                                                      1,439,951

 COMMITMENTS AND CONTINGENCIES                                                 -

 STOCKHOLDERS' EQUITY:
      Series A Preferred Stock $100.00 Par Value                     36,284,375
      Series B Preferred Stock $10.00 Par Value                       5,000,000
      Common Stock $2.00 Par Value                                   24,565,125
      Capital in Excess of Par                                       24,232,083
      Retained Earnings (Deficit)                                   (98,668,821)
                                                                 ---------------
                                                                     (8,587,238)
      LESS:
         Treasury Stock, 915,077 Shares                                 457,538

                                                                 ---------------
           TOTAL STOCKHOLDERS' EQUITY                                (9,044,776)
                                                                 ---------------

 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                   $      61,113,230
                                                                 ===============

Unaudited Internally Generated Report Subject To Amending Adjustments

FOR THE PERIOD BEGINNING 8/1/2007 AND ENDING 8/31/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                             (Debtor-in-Possession)

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                     FOR THE ONE MONTH ENDED AUGUST 26, 2007
                                   (UNAUDITED)

                                                                 One Month Ended
                                                                 August 26, 2007
                                                                 ---------------
 OPERATING REVENUES:
      Gaming                                                  $       1,676,487
      Fare                                                              139,647
      On Board                                                          123,096
      Other                                                              40,042
                                                                 ---------------
          NET OPERATING REVENUES                                      1,979,273
                                                                 ---------------

 OPERATING COSTS AND EXPENSES:
      Gaming                                                            725,662
      Fare                                                              218,730
      On Board                                                           58,006
      Maritime & Legal Expenses                                         656,058
      General & Administrative Expenses                                 105,356
      General & Administrative Expenses - Parent                        (67,039)
      Ship Carrying Costs - Big Easy                                    118,978
      Ship Carrying Costs - Royal Star                                   34,824
      Development Costs - Other                                           7,023
      Depreciation & Amortization                                       197,021
                                                                 ---------------
          TOTAL OPERATING COSTS AND EXPENSES                          2,054,619
                                                                 ---------------

 OPERATING INCOME (LOSS)                                                (75,346)

 OTHER INCOME (EXPENSE):
      Interest and Financing Expenses                                  (553,431)
      Interest Income                                                       459
      Bankruptcy Costs                                                 (322,429)
      Forgiveness of Debt                                               118,813
                                                                 ---------------
          TOTAL OTHER INCOME (EXPENSE)                                 (756,588)
                                                                 ---------------

 (LOSS) BEFORE TAX PROVISION                                           (831,935)
      Income Tax Expense                                                      -
                                                                 ---------------

 NET (LOSS)                                                   $        (831,935)
                                                                 ===============

 BASIC AND DILUTED INCOME (LOSS) PER COMMON SHARE:            $           (0.07)
                                                                 ===============

 WEIGHTED AVERAGE COMMON
    SHARES OUTSTANDING - Basic and Diluted                           11,367,487
                                                                 ===============

Unaudited Internally Generated Report Subject To Amending Adjustments

FOR THE PERIOD BEGINNING 8/1/2007 AND ENDING 8/31/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                             (Debtor-in-Possession)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                     FOR THE ONE MONTH ENDED AUGUST 26, 2007
                                   (UNAUDITED)

                                                                 One Month Ended
                                                                 August 26, 2007
                                                                 ---------------
 CASH FLOWS FROM OPERATING ACTIVITIES:
      (LOSS) BEFORE DISCONTINUED OPERATIONS                   $      (1,069,560)
      Adjustments to reconcile income (loss) to net cash
       (used in)provided by operating activities:
          Depreciation and Amortization                                 197,021
          Interest Added to Capital Lease Debt - PDS                    266,566
          Increase (Decrease) in Deferred Income                         (5,972)
          Changes in Operating Assets and Liabilities -
             (Increase) Decrease in Accounts Receivable                  24,226
             (Increase) Decrease in Other Assets                          3,794
             (Increase) Decrease in Prepaid Expenses                     86,430
             Increase (Decrease) in Accounts Payable
              and Accrued Expenses                                      374,769

                                                                 ---------------
      NET CASH PROVIDED BY (USED IN) OPERATING                         (122,726)
                                                                 ---------------

 CASH FLOWS FROM INVESTING ACTIVITIES:
     Capital Expenditures                                                (3,913)
     (Increase) Decrease in Other Investment Activity                   100,008
     (Increase) in Other Investment Activity - Related Party               (570)
                                                                 ---------------
      NET CASH (USED IN) INVESTING ACTIVITIES                            95,525
                                                                 ---------------

 CASH FLOWS FROM FINANCING ACTIVITIES:
     Advances (Paid) Received (to) From Related Parties                     584
                                                                 ---------------
      NET CASH (USED IN) FINANCING ACTIVITIES                               584
                                                                 ---------------

 NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                   (26,618)
      CASH AND CASH EQUIVALENTS AT BEGINNING OF THE PERIOD              590,102
                                                                 ---------------

      CASH AND CASH EQUIVALENTS AT END OF THE PERIOD          $         563,484
                                                                 ===============

Unaudited Internally Generated Report Subject To Amending Adjustments

FOR THE PERIOD BEGINNING 8/1/2007 AND ENDING 8/31/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                              AS OF AUGUST 26, 2007
                                   (Unaudited)

                                     ASSETS

    Bankruptcy Court Case No.            06-16441-BKC-PGH   06-16354-BKC-PGH  06-16351-BKC-PGH   06-16350-BKC-PGH
                                                              Royal Star         ITG Palm
                                           ITB, Inc.        Entertainment, LLC   Beach, LLC         ITGV, Inc.
                                        ----------------   ----------------   ----------------   ----------------
 CURRENT ASSETS:
    Cash and Cash Equivalents         $           7,413  $               -  $             309   $        537,192
    Accounts Receivable                           1,105             (6,568)            33,033            246,864
    Prepaid Expenses                            218,650            138,756            211,576          1,495,105
    Other Current Assets                              -                  -              8,740            159,687
    Net Assets of Discontinued
     Operations - Current
                                        ----------------   ----------------   ----------------   ----------------
         TOTAL CURRENT ASSETS                   227,168            132,188            253,658          2,438,848
                                        ----------------   ----------------   ----------------   ----------------

 VESSEL, PLANT & EQUIPMENT:
    Vessels - PBP & Big Easy                                             -                  -         17,500,000
    Leasehold Improvements -
     Port of Palm Beach                               -                  -                  -            921,899
    Ship Not Placed in Service -
     Royal Star & Big Easy                    3,054,735         20,305,348                                     -
    Equipment                                    83,416                  -            222,043          3,626,063
                                        ----------------   ----------------   ----------------   ----------------
                                                 83,416          3,054,735         20,527,391         22,047,962
    LESS: Accumulated Depreciation and
           Amortization                           9,810                  -            721,597          7,085,687
                                        ----------------   ----------------   ----------------   ----------------
         TOTAL PLANT & EQUIPMENT - NET           73,606          3,054,735         19,805,794         14,962,275
                                        ----------------   ----------------   ----------------   ----------------

 OTHER ASSETS:
    Deposits and Other Assets -
     Non-Related                                287,246                591            198,392            457,571
    Vessel Deposits - Related Parties         3,244,254                  -          2,488,882          4,000,000
    Deposits and Other Assets -
     Related Parties                            178,479                  -            118,000          2,006,670
    Spare Parts Inventory                             -                  -                  -            991,139
    Notes Receivable                          2,999,342                  -                  -                  -
                                        ----------------   ----------------   ----------------   ----------------
         TOTAL OTHER ASSETS                   6,709,321                591          2,805,274          7,455,380
                                        ----------------   ----------------   ----------------   ----------------

 TOTAL ASSETS                         $       7,010,095  $       3,187,514  $      22,864,726   $     24,856,503
                                        ================   ================   ================   ================

    Bankruptcy Court Case No.            06-16357-BKC-PGH   06-16356-BKC-PGH

                                              ITGDC              Orion
                                         ----------------   ----------------
 CURRENT ASSETS:
    Cash and Cash Equivalents          $               -  $               -
    Accounts Receivable                           (2,030)                 -
    Prepaid Expenses                                   -                  -
    Other Current Assets                               -                  -
    Net Assets of Discontinued
     Operations - Current
                                         ----------------   ----------------
         TOTAL CURRENT ASSETS                     (2,030)                 -
                                         ----------------   ----------------

 VESSEL, PLANT & EQUIPMENT:
    Vessels - PBP & Big Easy
    Leasehold Improvements -
     Port of Palm Beach                                -                  -
    Ship Not Placed in Service -
     Royal Star & Big Easy
    Equipment                                     81,015                  -
                                         ----------------   ----------------
                                                  81,015                  -
    LESS: Accumulated Depreciation and
           Amortization                           81,015                  -
                                         ----------------   ----------------
         TOTAL PLANT & EQUIPMENT - NET                 -                  -
                                         ----------------   ----------------

 OTHER ASSETS:
    Deposits and Other Assets -
     Non-Related                                       -                  -
    Vessel Deposits - Related Parties                  -                  -
    Deposits and Other Assets -
     Related Parties                             356,592                  -
    Spare Parts Inventory                              -                  -
    Notes Receivable                                   -          2,300,658
                                         ----------------   ----------------
         TOTAL OTHER ASSETS                      356,592          2,300,658
                                         ----------------   ----------------

 TOTAL ASSETS                          $         354,562  $       2,300,658
                                         ================   ================

    Bankruptcy Court Case No.                                     Non-Bankrupt Companies
                                                                  ----------------------
                                         GMO Travel  ITB Racing  ITB Mgmt    RACE TRACK  RACE TRACK  MGMT INC        TOTAL
                                         ----------  ----------  ----------  ----------  ----------  ----------  -------------
 CURRENT ASSETS:
    Cash and Cash Equivalents           $    6,751  $     (666) $   12,485  $        -  $        -  $        -  $     563,484
    Accounts Receivable                    102,797           -           -           -           -           -        375,201
    Prepaid Expenses                        48,673           -           -           -           -           -      2,112,760
    Other Current Assets                         -           -           -           -           -           -        168,427
    Net Assets of Discontinued
     Operations - Current                                                          335         100                        435
                                         ----------  ----------  ----------  ----------  ----------  ----------  -------------
         TOTAL CURRENT ASSETS              158,221        (666)     12,485         335         100           -      3,220,307
                                         ----------  ----------  ----------  ----------  ----------  ----------  -------------

 VESSEL, PLANT & EQUIPMENT:
    Vessels - PBP & Big Easy                                                                                       17,500,000
    Leasehold Improvements -
     Port of Palm Beach                          -           -           -           -           -           -        921,899
    Ship Not Placed in Service -
     Royal Star & Big Easy                                                                                         23,360,083
    Equipment                                    -           -           -           -           -           -      4,012,537
                                         ----------  ----------  ----------  ----------  ----------  ----------  -------------
                                                 -           -           -           -           -           -     45,794,519
    LESS: Accumulated Depreciation and
           Amortization                          -           -           -           -           -           -      7,898,109
                                         ----------  ----------  ----------  ----------  ----------  ----------  -------------
         TOTAL PLANT & EQUIPMENT - NET           -           -           -           -           -           -     37,896,410
                                         ----------  ----------  ----------  ----------  ----------  ----------  -------------

 OTHER ASSETS:
    Deposits and Other Assets -
      Non-Related                                -           -           -           -           -           -        943,800
    Vessel Deposits - Related Parties            -           -           -           -           -           -      9,733,136
    Deposits and Other Assets -
      Related Parties                            -     368,697           -           -           -           -      3,028,438
    Spare Parts Inventory                        -           -           -           -           -           -        991,139
    Notes Receivable                             -           -           -           -           -           -      5,300,000
                                         ----------  ----------  ----------  ----------  ----------  ----------  -------------
         TOTAL OTHER ASSETS                      -     368,697           -           -           -           -     19,996,513
                                         ----------  ----------  ----------  ----------  ----------  ----------  -------------

 TOTAL ASSETS                           $  158,221  $  368,031  $   12,485  $      335  $      100  $        -  $  61,113,230
                                         ==========  ==========  ==========  ==========  ==========  ==========  =============

Unaudited Internally Generated Report Subject To Amending Adjustments

FOR THE PERIOD BEGINNING 8/1/2007 AND ENDING 8/31/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                              AS OF AUGUST 26, 2007
                                   (Unaudited)

                       LIBILITIES AND STOCKHOLDERS' EQUITY

    Bankruptcy Court Case No.          06-16441-BKC-PGH   06-16354-BKC-PGH  06-16351-BKC-PGH   06-16350-BKC-PGH
                                                            Royal Star         ITG Palm
                                         ITB, Inc.        Entertainment, LLC   Beach, LLC        ITGV, Inc.
                                      ----------------   ----------------   ----------------  ----------------
 CURRENT LIABILITIES:
    Accounts Payable                $          76,675  $         109,734  $          52,624  $      1,813,720
    Accrued Expenses                          192,445             (4,978)         1,022,599         1,559,352
    Net Liabilities of Discontinued
     Operations - Current                           -                  -                  -                 -
                                      ----------------   ----------------   ----------------  ----------------
         TOTAL CURRENT LIABILITIES            269,120            104,756          1,075,223         3,373,072
                                      ----------------   ----------------   ----------------  ----------------

                                      ----------------   ----------------   ----------------  ----------------
 LIABILITIES SUBJECT TO COMPRIMISE:         3,364,524          5,162,469         21,816,663        29,238,328
                                      ----------------   ----------------   ----------------  ----------------

 DEFERRED INCOME                                    -                  -                  -                 -
                                      ----------------   ----------------   ----------------  ----------------

 COMMITMENTS AND CONTINGENCIES                      -                  -                  -                 -
                                      ----------------   ----------------   ----------------  ----------------

    Due To/(From) Affiliates             (245,086,492)         2,611,841         26,633,037       (21,247,285)
                                      ----------------   ----------------   ----------------  ----------------

 STOCKHOLDERS' EQUITY:
    Series A Preferred Stock
     $100.00 Par Value                     36,284,375                  -                  -                 -
    Series B Preferred Stock
     $10.00 Par Value                       5,000,000                  -                  -                 -
    Common Stock $2.00 Par Value           24,526,024                  -                  -                 1
    Capital in Excess of Par              184,552,785                  -                  -                 -
    Retained Earnings (Deficit)            (1,442,703)        (4,691,553)       (26,660,196)       13,492,387
                                      ----------------   ----------------   ----------------  ----------------
         TOTAL                            248,920,481         (4,691,553)       (26,660,196)       13,492,388

                                      ----------------   ----------------   ----------------  ----------------
    LESS:
       Treasury Stock                         457,538                  -                  -                 -
                                      ----------------   ----------------   ----------------  ----------------
         TOTAL STOCKHOLDERS' EQUITY       248,462,942         (4,691,553)       (26,660,196)       13,492,388
                                      ----------------   ----------------   ----------------  ----------------


 TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY              $       7,010,094  $       3,187,513  $      22,864,727  $     24,856,503
                                      ================   ================   ================  ================

    Bankruptcy Court Case No.        06-16357-BKC-PGH   06-16356-BKC-PGH

                                          ITGDC              Orion
                                     ----------------   ----------------
 CURRENT LIABILITIES:
    Accounts Payable               $           2,309  $               -
    Accrued Expenses                               -                  -
    Net Liabilities of Discontinued
     Operations - Current                          -                  -
                                     ----------------   ----------------
         TOTAL CURRENT LIABILITIES             2,309                  -
                                     ----------------   ----------------

                                     ----------------   ----------------
 LIABILITIES SUBJECT TO COMPRIMISE:        1,118,263          1,250,658
                                     ----------------   ----------------

 DEFERRED INCOME                                   -                  -
                                     ----------------   ----------------

 COMMITMENTS AND CONTINGENCIES                     -                  -
                                     ----------------   ----------------

    Due To/(From) Affiliates               4,400,692         28,818,897
                                     ----------------   ----------------

 STOCKHOLDERS' EQUITY:
    Series A Preferred Stock
     $100.00 Par Value                             -                  -
    Series B Preferred Stock
     $10.00 Par Value                              -                  -
    Common Stock $2.00 Par Value                   -                  -
    Capital in Excess of Par                       -                  -
    Retained Earnings (Deficit)           (5,166,703)       (27,768,897)
                                     ----------------   ----------------
         TOTAL                            (5,166,703)       (27,768,897)

                                     ----------------   ----------------
    LESS:
       Treasury Stock                              -                  -
                                     ----------------   ----------------
         TOTAL STOCKHOLDERS' EQUITY       (5,166,703)       (27,768,897)
                                     ----------------   ----------------


 TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY             $         354,561  $       2,300,658
                                     ================   ================

    Bankruptcy Court Case No.                                          Non-Bankrupt Companies
                                                                       ----------------------
                                        GMO Travel   ITB Racing   ITB Mgmt      RACE TRACK    RACE TRACK   MGMT INC        TOTAL
                                        ----------  -----------  -----------  ------------  ------------   ----------  -------------
 CURRENT LIABILITIES:
    Accounts Payable                   $  (39,726) $    73,998  $         -  $          -  $          -  $         -  $   2,089,334
    Accrued Expenses                       19,477      122,655      310,404             -             -            -      3,221,954
    Net Liabilities of Discontinued
     Operations - Current                       -            -            -       209,200       211,000            -        420,200
                                        ----------  -----------  -----------  ------------  ------------   ----------  -------------
         TOTAL CURRENT LIABILITIES        (20,249)     196,653      310,404       209,200       211,000            -      5,731,488
                                        ----------  -----------  -----------  ------------  ------------   ----------  -------------

                                        ----------  -----------  -----------  ------------  ------------   ----------  -------------
 LIABILITIES SUBJECT TO COMPRIMISE:                     18,164    1,017,500                                              62,986,569
                                        ----------  -----------  -----------  ------------  ------------   ----------  -------------

 DEFERRED INCOME                                -            -            -     1,439,951             -            -      1,439,951
                                        ----------  -----------  -----------  ------------  ------------   ----------  -------------

 COMMITMENTS AND CONTINGENCIES                  -            -            -             -             -            -              -
                                        ----------  -----------  -----------  ------------  ------------   ----------  -------------

    Due To/(From) Affiliates              603,028    1,212,700      938,577   226,674,474   (25,440,709)    (118,762)            (2)
                                        ----------  -----------  -----------  ------------  ------------   ----------  -------------

 STOCKHOLDERS' EQUITY:
    Series A Preferred Stock
     $100.00 Par Value                          -            -            -             -             -            -     36,284,375
    Series B Preferred Stock
     $10.00 Par Value                           -            -            -             -             -            -      5,000,000
    Common Stock $2.00 Par Value              200            -       12,500         1,000        25,400            -     24,565,125
    Capital in Excess of Par                    -            -      (39,990) (163,295,651)    3,014,939            -     24,232,083
    Retained Earnings (Deficit)          (424,757)  (1,059,486)  (2,226,505)  (65,028,639)   22,189,470      118,761    (98,668,821)
                                        ----------  -----------  -----------  ------------  ------------   ----------  -------------
         TOTAL                           (424,557)  (1,059,486)  (2,253,995) (228,323,290)   25,229,809      118,761     (8,587,238)

                                        ----------  -----------  -----------  ------------  ------------   ----------  -------------
    LESS:
       Treasury Stock                           -            -            -             -             -            -        457,538
                                        ----------  -----------  -----------  ------------  ------------   ----------  -------------
         TOTAL STOCKHOLDERS' EQUITY      (424,557)  (1,059,486)  (2,253,995) (228,323,290)   25,229,809      118,761     (9,044,777)
                                        ----------  -----------  -----------  ------------  ------------   ----------  -------------


 TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY                  $  158,222  $   368,031  $    12,486  $        335  $        100  $        (1) $  61,113,230
                                        ==========  ===========  ===========  ============  ============   ==========  =============

Unaudited Internally Generated Report Subject To Amending Adjustments

FOR THE PERIOD BEGINNING 8/1/2007 AND ENDING 8/31/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                      CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE ONE MONTH ENDED AUGUST 26, 2007
                                   (Unaudited)

    Bankruptcy Court Case No.           06-16441-BKC-PGH   06-16354-BKC-PGH  06-16351-BKC-PGH   06-16350-BKC-PGH
                                                             Royal Star         ITG Palm
                                          ITB, Inc.        Entertainment, LLC   Beach, LLC         ITGV, Inc.
                                       ----------------   ----------------   ----------------   ----------------
 OPERATING REVENUES:
    Gaming                           $               -  $               -  $               -   $      1,676,487
    Fare                                             -                  -                  -            139,647
    On Board                                         -                  -                  -            123,096
    Other                                            -                  -                  -                  -
                                       ----------------   ----------------   ----------------   ----------------
    NET OPERATING REVENUES                           -                  -                  -          1,939,231
                                       ----------------   ----------------   ----------------   ----------------

 OPERATING COSTS AND EXPENSES:
    Gaming                                           -                  -                  -            725,662
    Fare                                             -                  -                  -            181,981
    On Board                                         -                  -                  -             58,006
    Maritime & Legal Expenses                        -                  -                  -            656,058
    G & A Expenses - Palm Beach
     Princess                                        -                  -                  -             95,360
    G & A Expenses - Parent                     17,654                  -                  -            112,923
    Development Costs                                -             34,824            118,978              5,889
    Depreciation & Amortization                      -                  -                  -            197,021
                                       ----------------   ----------------   ----------------   ----------------
    TOTAL OPERATING COSTS AND
     EXPENSES                                   17,654             34,824            118,978          2,032,900
                                       ----------------   ----------------   ----------------   ----------------

 OPERATING INCOME                              (17,654)           (34,824)          (118,978)           (93,669)
                                       ----------------   ----------------   ----------------   ----------------

 OTHER INCOME (EXPENSE):
    Interest and Financing Expenses                  -            (70,452)          (126,943)          (356,036)
    ITG Vegas Bankruptcy Costs                       -             (5,000)            (5,000)          (312,429)
    Interest Income                                  -                  -                  -                459
    Forgiveness of Debt                              -                  -                  -            118,813
                                       ----------------   ----------------   ----------------   ----------------
    TOTAL OTHER INCOME (EXPENSE)                     -            (75,452)          (131,943)          (549,193)
                                       ----------------   ----------------   ----------------   ----------------

 INCOME (LOSS)  BEFORE TAX PROVISION           (17,654)          (110,276)          (250,921)          (642,863)
    LESS: State Income Tax Expense                   -                  -                  -                  -
                                       ----------------   ----------------   ----------------   ----------------

 NET INCOME (LOSS)                   $         (17,654) $        (110,276) $        (250,921)  $       (642,863)
                                       ================   ================   ================   ================

    Bankruptcy Court Case No.         06-16357-BKC-PGH   06-16356-BKC-PGH

                                           ITGDC              Orion
                                      ----------------   ----------------
 OPERATING REVENUES:
    Gaming                          $               -  $               -
    Fare                                            -                  -
    On Board                                        -                  -
    Other                                           -                  -
                                      ----------------   ----------------
    NET OPERATING REVENUES                          -                  -
                                      ----------------   ----------------

 OPERATING COSTS AND EXPENSES:
    Gaming                                          -                  -
    Fare                                            -                  -
    On Board                                        -                  -
    Maritime & Legal Expenses                       -                  -
    G & A Expenses - Palm Beach
     Princess                                       -                  -
    G & A Expenses - Parent                         -                  -
    Development Costs                           1,134                  -
    Depreciation & Amortization                     -                  -
                                      ----------------   ----------------
    TOTAL OPERATING COSTS AND
     EXPENSES                                   1,134                  -
                                      ----------------   ----------------

 OPERATING INCOME                              (1,134)                 -
                                      ----------------   ----------------

 OTHER INCOME (EXPENSE):
    Interest and Financing Expenses                 -                  -
    ITG Vegas Bankruptcy Costs                      -                  -
    Interest Income                                 -                  -
    Forgiveness of Debt                             -                  -
                                      ----------------   ----------------
    TOTAL OTHER INCOME (EXPENSE)                    -                  -
                                      ----------------   ----------------

 INCOME (LOSS)  BEFORE TAX PROVISION           (1,134)                 -
    LESS: State Income Tax Expense                  -                  -
                                      ----------------   ----------------

 NET INCOME (LOSS)                  $          (1,134) $               -
                                      ================   ================

    Bankruptcy Court Case No.                          Non-Bankrupt Companies
                                                       ----------------------
                                     GMO Travel  ITB Racing   ITB Mgmt     RACE TRACK     RACE TRACK      MGMT INC        TOTAL
                                     ----------  ----------   ---------   ------------   ------------   -------------  -------------
 OPERATING REVENUES:
    Gaming                          $        - $         -  $        -  $           -  $           -  $            -  $   1,676,487
    Fare                                     -           -           -              -              -               -        139,647
    On Board                                 -           -           -              -              -               -        123,096
    Other                               40,042           -           -              -              -               -         40,042
                                     ----------  ----------   ---------   ------------   ------------   -------------  -------------
    NET OPERATING REVENUES              40,042           -           -              -              -               -      1,979,273
                                     ----------  ----------   ---------   ------------   ------------   -------------  -------------

 OPERATING COSTS AND EXPENSES:
    Gaming                                   -           -           -              -              -               -        725,662
    Fare                                36,749           -           -              -              -               -        218,730
    On Board                                 -           -           -              -              -               -         58,006
    Maritime & Legal Expenses                -           -           -              -              -               -        656,058
    G & A Expenses - Palm Beach
     Princess                            9,996           -           -              -              -               -        105,356
    G & A Expenses - Parent                  -           -      40,010              -              -               -        (67,039)
    Development Costs                        -           -           -              -              -               -        160,825
    Depreciation & Amortization              -           -           -              -              -               -        197,021
                                     ----------  ----------   ---------   ------------   ------------   -------------  -------------
    TOTAL OPERATING COSTS AND
     EXPENSES                           46,745           -      40,010              -              -               -      2,054,619
                                     ----------  ----------   ---------   ------------   ------------   -------------  -------------

 OPERATING INCOME                       (6,703)          -     (40,010)             -              -               -        (75,346)
                                     ----------  ----------   ---------   ------------   ------------   -------------  -------------

 OTHER INCOME (EXPENSE):
    Interest and Financing Expenses          -           -           -              -              -               -       (553,431)
    ITG Vegas Bankruptcy Costs               -           -           -              -              -               -       (322,429)
    Interest Income                          -           -           -              -              -               -            459
    Forgiveness of Debt                      -           -           -              -              -               -        118,813
                                     ----------  ----------   ---------   ------------   ------------   -------------  -------------
    TOTAL OTHER INCOME (EXPENSE)             -           -           -              -              -               -       (756,588)
                                     ----------  ----------   ---------   ------------   ------------   -------------  -------------

 INCOME (LOSS)  BEFORE TAX PROVISION    (6,703)          -     (40,010)             -              -               -       (831,935)
    LESS: State Income Tax Expense           -           -           -              -              -               -              -
                                     ----------  ----------   ---------   ------------   ------------   -------------  -------------

 NET INCOME (LOSS)                  $   (6,703)$         -  $  (40,010) $           -  $           -  $            -  $    (831,935)
                                     ==========  ==========   =========   ============   ============   =============  =============

Unaudited Internally Generated Report Subject To Amending Adjustments